Virtus Seix Senior Loan ETF (Ticker: SEIX) (the “Fund”),

a series of Virtus ETF Trust II

Supplement dated August 5, 2020 to the Fund’s

Prospectus and Statement of Additional Information (“SAI”),

each dated November 27, 2019, as supplemented

Important Notice To Investors

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for the Fund.

Effective August 6, 2020, the number of shares per creation unit for the Fund will change from 50,000 shares to 25,000 shares.

Therefore, effective August 6, 2020, all references in the Prospectus and SAI to the size of the Fund’s creation units are hereby changed as indicated above.

Investors should retain this supplement for future reference.